CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Statements and Experts" in the Prospectus/Proxy Statement included in the Registration Statement (Form N-14AE) of Markman MultiFund Trust.

                                                      /s/ Ernst & Young LLP
October 4, 2002
Cincinnati, Ohio